DELAWARE POOLED® TRUST
Macquarie High Yield Bond Portfolio
Macquarie Core Plus Bond Portfolio

(each, a "Portfolio" and collectively, the "Portfolios")
Supplement to the Portfolios’ Prospectus dated February 28, 2020
Effective September 30, 2020, the following replaces the information in the section entitled “Portfolio summary: Macquarie High Yield Bond Portfolio —Who manages the Portfolio? — Investment manager”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust).

Portfolio managers	Title with Delaware Management Company	Start date on the Series
John P. McCarthy, CFA	Managing Director, Senior Portfolio Manager	December 2012
Adam H. Brown, CFA	Managing Director, Senior Portfolio Manager	November 2014

Effective September 30, 2020, the following replaces the information in the section entitled “Portfolio summary: Macquarie Core Plus Bond Portfolio —Who manages the Portfolio? — Investment manager”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust).

Portfolio managers	Title with Delaware Management Company	Start date on the Series
J. David Hillmeyer, CFA	Senior Managing Director, Co-Head of US Multisector Fixed Income	February 2014
Daniela Mardarovici, CFA	Managing Director, Co-Head of US Multisector Fixed Income	March 2019

Effective September 30, 2020, the following replaces the biographical information in the section entitled “Management of the Trust — Portfolio managers”:

Below is a list of the portfolio managers who are primarily responsible for the day-to-day management of each Portfolio and certain officers of the Portfolios with whom the portfolio managers regularly consult. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Portfolios.

Kristen E. Bartholdson
Managing Director, Senior Portfolio Manager — Macquarie Large Cap Value Portfolio
Kristen E. Bartholdson is a senior portfolio manager for the firm’s US Large Cap Value Equity team. Prior to joining Macquarie Investment Management (MIM) in 2006 as an associate portfolio manager, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004, she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University.

Nigel A. Bliss
Senior Portfolio Manager — Mondrian Investment Partners Ltd. — Macquarie Labor Select International Equity Portfolio
Mr. Bliss is a graduate of the University of Manchester, holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the UK. He commenced his career at Cazenove & Co. in 1993 and moved to join Mondrian in 1995. Mr. Bliss is a senior portfolio manager in the Non-US Equity Team and a member of Mondrian’s Non-US Equity Strategy Committee. He has had significant experience analyzing securities in the Pacific Basin region and in the global materials, utilities, property and industrials sectors. In recent years Mr. Bliss has taken responsibility for leading coverage of securities listed in the Hong Kong and Scandinavian markets whilst still maintaining his sector specialization.

Adam H. Brown, CFA
Managing Director, Senior Portfolio Manager — Macquarie High Yield Bond Portfolio
Adam H. Brown is a senior portfolio manager for the firm’s high yield strategies within Macquarie Investment Management Fixed Income (MFI). He manages the bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies. Brown joined Macquarie Investment Management (MIM) in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he had worked since 2002. At Four Corners, he was a co-portfolio manager on the firm’s collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned an MBA from the A.B. Freeman School of Business at Tulane University and a Bachelor’s degree in Accounting from the University of Florida.

Liu-Er Chen, CFA
Managing Director, Chief Investment Officer — Emerging Markets and Healthcare — Macquarie Emerging Markets Portfolio II
Liu-Er Chen heads the firm’s global Emerging Markets team, and he is also the portfolio manager for Delaware Healthcare Fund, which launched in September 2007. Prior to joining Macquarie Investment Management (MIM) in September 2006 in his current position, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently worked as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund’s sole manager in 2001. He was also the sole manager of the Evergreen Health Care Fund since its inception in 1999. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He received his medical education in China and he has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.
Ginny Chong, CFA
Senior Portfolio Manager — Mondrian Investment Partners Ltd. — Macquarie Emerging Markets Portfolio
Prior to joining Mondrian in 2000, Ms. Chong worked for PricewaterhouseCoopers in Vancouver, within the Corporate Finance and Investment Banking Division where she qualified as a Canadian Chartered Accountant. Ms. Chong has a degree in Commerce from the University of British Columbia, Vancouver.

Ms. Chong is presently a senior portfolio manager within the Emerging Markets Team. Ms. Chong is a CFA Charterholder and is a member of the CFA Institute and the CFA Society of the UK.
Elizabeth A. Desmond, CFA
Deputy Chief Executive Officer, and Chief Investment Officer — International Equities — Mondrian Investment Partners Ltd. —Macquarie Labor Select International Equity Portfolio
Ms. Desmond holds a BA from Wellesley College and an MA in East Asian Studies from Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. In 1991 Ms. Desmond joined Mondrian Investment Partners’ predecessor organization as a founding member after previously working as a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Advisers Ltd. She is a Director and leads the International Equity investment team; in addition she chairs the International Equity Strategy Committee. Ms. Desmond is a CFA Charterholder, and a member of the CFA Institute and the CFA Society of the UK. She sits on the CFA UK’s Advisory Council.
Gregory Halton, CFA
Senior Portfolio Manager — Mondrian Investment Partners Ltd. — Macquarie Emerging Markets Portfolio
Having graduated from St Catherine’s College, Oxford in 2000 with a MEng (Hons) in Engineering Science, Mr. Halton worked in the global equity division of Deutsche Asset Management before joining Mondrian in 2004. Mr. Halton is a senior portfolio manager within the Emerging Markets Team. Mr. Halton is a CFA Charterholder and is a member of the CFA Institute and the CFA Society of the UK.
J. David Hillmeyer, CFA
Senior Managing Director, Co-Head of US Multisector Fixed Income — Macquarie Core Plus Bond Portfolio
J. David Hillmeyer co-leads of the firm’s US Multisector Fixed Income team for Macquarie Investment Management Fixed Income (MFI) with responsibility for investment strategy and business development across the full suite of US multisector strategies. In addition, Hillmeyer has responsibility for our global credit strategies. Hillmeyer is also a member of MFI’s Global Leadership Group which is responsible for the overall management of MFI including setting and executing on the team’s strategic vision. Prior to joining Macquarie Investment Management (MIM) in August 2007 as a vice president and corporate bond trader, he worked for more than 11 years in various roles at Hartford Investment Management Company, including senior corporate bond trader, high yield portfolio manager / trader, and quantitative analyst. He began his career as an investment advisor in January 1989 at Shawmut Bank, leaving the firm as an investment officer in November 1995. Hillmeyer earned his bachelor’s degree from Colorado State University, and he is a member of the CFA Society of Philadelphia and the Philadelphia Council for Business Economics.

Nikhil G. Lalvani, CFA
Managing Director, Senior Portfolio Manager, Team Leader — Macquarie Large Cap Value Portfolio
Nikhil G. Lalvani is a senior portfolio manager for the firm’s US Large Cap Value Equity team and assumed the role of team leader in October 2018. At Macquarie Investment Management (MIM), Lalvani has worked as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

Daniela Mardarovici, CFA
Managing Director, Co-Head of US Multisector Fixed Income — Macquarie Core Plus Bond Portfolio
Daniela Mardarovici co-leads of the firm’s US Multisector Fixed Income team for Macquarie Investment Management Fixed Income (MFI) with responsibility for investment strategy and business development across the full suite of US multisector strategies. Mardarovici is also a member of MFI’s Global Leadership Group which is responsible for the overall management of MFI including setting and executing on the team’s strategic vision. Prior to joining Macquarie Investment Management (MIM) in March 2019, she spent more than 13 years at BMO Global Asset Management as a senior portfolio manager. Since 2014, she was a member of the management committee of Taplin, Canida & Habacht (TCH), BMO’s US fixed income group, and helped lead business strategy and development efforts. Mardarovici was also responsible for driving investment strategy and managing institutional portfolios and mutual funds across a wide spectrum of strategies, including core, core plus, credit, multisector, and liability-driven investing (LDI). Previously, she led investment management efforts for mortgage-backed securities at Harris Investment Management. She started her career in 2000 as a proprietary trader at Gelber Group. In 2018, Mardarovici was named one of the top 20 female portfolio managers by CityWire. She graduated magna cum laude with a major in economics and finance/banking from the University of Nebraska at Omaha. She is a member of the CFA Society New York and the CFA Institute.

John P. McCarthy, CFA
Managing Director, Senior Portfolio Manager — Macquarie High Yield Bond Portfolio
John P. McCarthy is a senior portfolio manager for the Macquarie Investment Management Fixed Income (MFI) high yield strategies, a role he assumed in July 2016. From December 2012 to June 2016, he was co-head of credit research on the firm’s taxable fixed income team. McCarthy rejoined Macquarie Investment Management (MIM) in March 2007 as a senior research analyst, after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Prior to rejoining the firm, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.
Zsolt Mester, CFA
Portfolio Manager — Mondrian Investment Partners Ltd. — Macquarie Labor Select International Equity Portfolio
Mr. Mester holds a BSc (First Class) and an MSc (with Distinction) in Financial Economics from the University of London and an MPhil in Economics from the University of Oxford. After graduation, Mr. Mester worked for three years as an equity research analyst. Mr. Mester joined Mondrian in 2014 in the International Equities team. Mr. Mester is a CFA Charterholder and a member of the CFA Institute and the CFA Society of the UK.
Andrew Miller
Chief Investment Officer, Emerging Market Equities — Mondrian Investment Partners Ltd. — Macquarie Emerging Markets Portfolio
Mr. Miller has a BA (Hons) degree in History from the University of Birmingham. Prior to joining Mondrian in 2000, he worked in the Investment Management department of PricewaterhouseCoopers, where he was responsible for the analysis and audit of various investment vehicles. Whilst at Mondrian, Mr. Miller has specialised in Emerging Markets and he is now the Chief Investment Officer for this product. Mr. Miller holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the UK.
Robert A. Vogel Jr., CFA
Managing Director, Senior Portfolio Manager — Macquarie Large Cap Value Portfolio
Robert A. Vogel Jr. is a senior portfolio manager for the firm’s US Large Cap Value Equity team. Prior to joining Macquarie Investment Management (MIM) in 2004 as vice president and senior portfolio manager, he worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the US Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola University Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. Vogel is a member of the CFA Society New York, the CFA Institute, and the CFA Society of Philadelphia.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Portfolio securities.
Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Portfolio.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Portfolios are governed by US laws and regulations.
Please keep this Supplement for future reference.
This Supplement is dated August 26, 2020.